Filed pursuant to Rule 497(e)
Registration Nos. 033-08746; 811-04840

THIS SUPPLEMENT DATED APRIL 25, 2016, RELATES TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF THE TOCQUEVILLE ALTERNATIVE
STRATEGIES FUND OF THE TOCQUEVILLE TRUST, EACH DATED FEBRUARY 26, 2016:

Liquidation of The Tocqueville Alternative Strategies Fund (the “Fund”).

The Board of Trustees (the “Board”) of The Tocqueville Trust has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.  In connection with this, the Board has adopted a plan of liquidation. Please note that the Fund will be liquidating its assets on or about May 17, 2016 (the “Liquidation Date”).

In connection with the liquidation of the Fund, effective immediately, the Fund will CEASE SALES OF FUND SHARES. In addition, effective immediately, the Fund’s investment adviser, Tocqueville Asset Management L.P. (the “Adviser”), will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

At any time prior to the Liquidation Date, investors may redeem shares of the Fund.  If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  Shareholders preferring an in-kind redemption of securities instead of cash must notify the Fund at 1-800-697-3863, or their financial advisor, no later than May 10, 2016. Shareholders who have not notified the Fund by May 10, 2016, will be redeemed in cash on the Liquidation Date. The actual securities a shareholder would receive when electing the in-kind option will be determined in the sole discretion of the Adviser. Further, at the option of the Adviser, shareholders electing this option may receive all or a portion of their liquidation proceeds in cash.

If you would like to exchange your shares, please do so prior to May 16, 2016. Exchanges of shares are sales of shares of one Fund and purchases of shares of another fund, and will be subject to the conditions described in the Fund’s Prospectus.

The redemption, sale, exchange, or liquidation of your shares may be a taxable event to the extent that your tax basis in the shares is lower than the liquidation proceeds per share that you receive. You should consult your personal tax advisor concerning your particular tax situation.

Please contact the Fund at 1-800-697-3863 if you have questions or need assistance.

Please retain this Supplement with your Prospectus and SAI for future reference.